                                                           EXHIBIT 1(a)(5)(g)

Hypothetical Illustrations:

The following illustrations use hypothetical examples to show the way a Policy works. The illustrations are illustrative only and are not a representation of past or future investment rates of return. Actual investment rates of return will be different from those shown depending on a number of factors including: premium and cash value allocations or transfers among the investment divisions and the Fixed Account made by an owner; different rates of returns of the various Fund portfolios (which would include variations due to differences in annual rates of return, even if the rates of return averaged 0%, 6% and 12% over a period of years). Neither we nor the Fund makes any representation that the hypothetical rates of return shown in these illustrations can be achieved in any one year or sustained over any period of time.

Upon request, we will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount requested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested.

                                  UL2001(1)
                              MALE ISSUE AGE 35
                   STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                    GUARANTEED INSURANCE POLICY CHARGES(3)

                                                               TOTAL CASH
                            TOTAL CASH VALUE (4)          SURRENDER VALUE (4)          TOTAL DEATH BENEFIT (4)
            Premiums       Assuming Hypothetical         Assuming Hypothetical          Assuming Hypothetical
           Accumulated    Gross Annual Investment       Gross Annual Investment        Gross Annual Investment
End of        at 5%          Rates of Return of            Rates of Return of            Rates of Return of
Policy      Interest      -----------------------       -----------------------      --------------------------
Year        Per Year         0%      6%       12%          0%       6%        12%       0%        6%       12%
------     ----------     ----     ----      ----        ----     ----      -----      ------    ------    ------
1........     1050         403      442       481           0(5)     0(5)       0(5)   100000    100000    100000
2........     2153        1029     1140      1256           0(5)     0(5)       0(5)   100000    100000    100000
3........     3310        1635     1857      2099         369      591        833      100000    100000    100000
4........     4526        2219     2594      3017        1094     1469       1891      100000    100000    100000
5........     5802        2783     3351      4017        1798     2367       3032      100000    100000    100000
6........     7142        3322     4125      5104        2478     3281       4259      100000    100000    100000
7........     8549        3837     4917      6287        3077     4158       5527      100000    100000    100000
8........    10027        4327     5728      7576        3652     5053       6901      100000    100000    100000
9........    11578        4791     6556      8981        4200     5965       8390      100000    100000    100000
10.......    13207        5227     7400     10513        4721     6894      10006      100000    100000    100000
15.......    22657        6932    11827     20532        6848    11742      20448      100000    100000    100000
20.......    34719        7567    16377     36177        7567    16377      36177      100000    100000    100000
25.......    50113        6432    20424     61143        6432    20424      61143      100000    100000    100000
40.......   126840           0(5)  9443    272641           0(5)  9443     272641           0(5) 100000    291726(6)
45.......   167685           0(5)     0(5) 440984           0(5)     0(5)  440984           0(5)      0(5) 463033(6)
50.......   219815           0(5)     0(5) 701828           0(5)     0(5)  701828           0(5)      0(5) 736919(6)

----------------------------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Illustrations for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anniversary and the monthly administration charge is $30 per month in the first Policy year and $10 per month in the second Policy year and later.

(4)  The amounts shown take into account:

 .    deductions from premiums;
 .    the monthly deduction from cash value;
 .    the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .16% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -0.70%, 5.26% and
     11.22%, respectively.
The table does not reflect:
 .    Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.
 .    Any Policy loans ar partial withdrawals.
(5) Zero values indicate termination of insurance coverage, except for zero values in the cash surrender value column in the earlier Policy years because coverage will not terminate since the illustration assumes payment of the premium required for a five year Guaranteed Minimum Death Benefit.

(6)   Alternative death benefit applies.

                                  UL20001(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B
                    GUARANTEED INSURANCE POLICY CHARGES(3)


                                                             TOTAL CASH
                          TOTAL CASH VALUE (4)           SURRENDER VALUE (4)         TOTAL DEATH BENEFIT (4)
           Premiums       Assuming Hypothetical        Assuming Hypothetical          Assuming Hypothetical
          Accumulated    Gross Annual Investment      Gross Annual Investment        Gross Annual Investment
End of       at 5%          Rates of Return of           Rates of Return of             Rates of Return of
Policy     Interest      -----------------------      -----------------------      ----------------------------
 Year      Per Year       0%       6%        12%       0%       6%         12%        0%         6%        12%
------    -----------    ----     ----      ----      ----     ----       ----     ------     ------     ------
1.......     1050         402      441       480         0(5)     0(5)       0(5)  100000     100000     100000
2.......     2153        1026     1136      1252         0(5)     0(5)       0(5)  100000     100000     100000
3.......     3310        1628     1850      2090       362      584        824     101628     101850     102090
4.......     4526        2208     2581      3000      1082     1455       1875     102208     102581     103000
5.......     5802        2765     3329      3990      1780     2345       3005     102765     103329     103990
6.......     7142        3296     4092      5061      2452     3248       4217     103296     104092     105061
7.......     8549        3801     4870      6223      3041     4110       5464     103801     104870     106223
8.......    10027        4279     5662      7485      3604     4987       6810     104279     105662     107485
9.......    11578        4729     6467      8854      4138     5876       8263     104729     106467     108854
10......    13207        5149     7283     10338      4643     6777       9831     105149     107283     110338
15......    22657        6729    11455     19848      6645    11371      19764     106729     111455     119848
20......    34719        7143    15412     33953      7143    15412      33953     107143     115412     133953
25......    50113        5671    18173     54463      5671    18173      54463     105671     118173     154463
40......   126840           0(5)     0(5) 178587         0(5)     0(5)  178587          0(5)       0(5)  278587
45......   167685           0(5)     0(5) 246947         0(5)     0(5)  246947          0(5)       0(5)  346947
50......   219815           0(5)     0(5) 328095         0(5)     0(5)  328095          0(5)       0(5)  428095

-------------------------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Illustrations for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anniversary and the monthly administration charge is $30 per month in the first Policy year and $10 per month in the second Policy year and later.

(4)  The amounts shown take into account:

 .    deductions from premiums;
 .    the monthly deduction from cash value;
 .    the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .16% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -0.70%, 5.26% and 11.22%, respectively.
The table does not reflect:
 .    Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.
 .    Any Policy loans ar partial withdrawals.
(5) Zero values indicate termination of insurance coverage except for zero values in the cash surrender value column in the earlier Policy years because coverage will not terminate since the illustration assumes payment of the premium required for a five year Guaranteed Minimum Death Benefit.

                                  UL2001(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C
                    GUARANTEED INSURANCE POLICY CHARGES(3)

                                                               TOTAL CASH
                            TOTAL CASH VALUE (4)           SURRENDER VALUE (4)         TOTAL DEATH BENEFIT (4)
            Premiums       Assuming Hypothetical          Assuming Hypothetical         Assuming Hypothetical
           Accumulated    Gross Annual Investment        Gross Annual Investment       Gross Annual Investment
End of        at 5%         Rates of Return of              Rates of Return of           Rates of Return of
Policy      Interest      -----------------------        -----------------------      --------------------------
Year        Per Year        0%       6%       12%          0%       6%       12%        0%        6%       12%
----        --------      ----     ----      ----        ----     ----      ----      ------    ------    ------
1.......       1050        402      441       480           0(5)     0(5)      0(5)   100000    100000    100000
2.......       2153       1026     1136      1252           0(5)     0(5)      0(5)   100000    100000    100000
3.......       3310       1628     1850      2090         362      584       824      101628    101850    102090
4.......       4526       2208     2581      3000        1082     1455      1875      102208    102581    103000
5.......       5802       2765     3329      3990        1780     2345      3005      102765    103329    103990
6.......       7142       3296     4092      5061        2452     3248      4217      103296    104092    105061
7.......       8549       3801     4870      6223        3041     4110      5464      103801    104870    106223
8.......      10027       4279     5662      7485        3604     4987      6810      104279    105662    107485
9.......      11578       4729     6467      8854        4138     5876      8263      104729    106467    108854
10......      13207       5149     7283     10338        4643     6777      9831      105149    107283    110338
15......      22657       6729    11455     19848        6645    11371     19764      106729    111455    119848
20......      34719       7143    15412     33953        7143    15412     33953      107143    115412    133953
25......      50113       5671    18173     54463        5671    18173     54463      105671    118173    154463
40......     126840          0(5)     0(5) 205605           0(5)     0(5) 205605           0(5)      0(5) 219998(6)
45......     167685          0(5)     0(5) 333919           0(5)     0(5) 333919           0(5)      0(5) 350615(6)
50......     219815          0(5)     0(5) 532768           0(5)     0(5) 532768           0(5)      0(5) 559406(6)

------------------------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Illustrations for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anniversary and the monthly administration charge is $30 per month in the first Policy year and $10 per month in the second Policy year and later.

(4)  The amounts shown take into account:

 .    deductions from premiums;
 .    the monthly deduction from cash value;
 .    the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .16% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -0.70%, 5.26% and 11.22%, respectively.
The table does not reflect:
 .    Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.
 .    Any Policy loans ar partial withdrawals.
(5) Zero values indicate termination of insurance coverage except for zero values in the cash surrender value column in the earlier Policy years because coverage will not terminate since the illustration assumes payment of the premium required for a five year Guaranteed Minimum Death Benefit.

(6)   Alternative death benefit applies.

                                   UL2001(1)
                               MALE ISSUE AGE 35
                    STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                      CURRENT INSURANCE POLICY CHARGES(3)

                                                             TOTAL CASH
                          TOTAL CASH VALUE(4)            SURRENDER VALUE(4)          TOTAL DEATH BENEFIT(4)
          Premiums       Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
         Accumulated     Gross Annual Investment       Gross Annual Investment      Gross Annual Investment
End of      at 5%          Rates of Return of            Rates of Return of            Rates of Return of
Policy    Interest       -----------------------       ----------------------      --------------------------
Year      Per Year        0%       6%       12%         0%       6%       12%        0%        6%       12%
----      --------       ----     ----     ----        ----     ----     ----      ------    ------    ------
1........    1050         442      482      523           0(5)     0(5)     0(5)   100000    100000    100000
2........    2153        1159     1276     1398           0(5)     0(5)     0(5)   100000    100000    100000
3........    3310        1859     2099     2359         593      833     1093      100000    100000    100000
4........    4526        2543     2952     3412        1417     1827     2286      100000    100000    100000
5........    5802        3207     3834     4565        2222     2849     3580      100000    100000    100000
6........    7142        3855     4748     5830        3011     3904     4986      100000    100000    100000
7........    8549        4483     5692     7216        3723     4932     6456      100000    100000    100000
8........   10027        5094     6670     8737        4418     5995     8062      100000    100000    100000
9........   11578        5686     7682    10407        5095     7091     9817      100000    100000    100000
10.......   13207        6261     8732    12243        5755     8225    11737      100000    100000    100000
15.......   22657        8902    14689    24832        8818    14605    24747      100000    100000    100000
20.......   34719       10780    21606    45300       10780    21606    45300      100000    100000    100000
25.......   50113       11334    29263    79062       11334    29263    79062      100000    100000    105943
40.......  126840           0(5) 55449   371726           0(5) 55449   371726           0(5) 100000    397746(6)
45.......  167685           0(5) 63857   612821           0(5) 63857   612821           0(5) 100000    643463(6)
50.......  219815           0(5) 71355   999448           0(5) 71355   999448           0(5) 100000   1049421(6)

------------------------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Illustrations for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anniversary in each of the first 10 Policy years and .05% in subsequent years and the monthly administration charge is $30 per month in the first Policy year and $ 6 per month in the second Policy year and later.

(4)  The amounts shown take into account:

 .    deductions from premiums;
 .    the monthly deduction from cash value;
 .    the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .16% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -0.70%, 5.26% and 11.22%, respectively.
The table does not reflect:
 .    Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.
 .    Any Policy loans ar partial withdrawals.
(5) Zero values indicate termination of insurance coverage except for zero values in the cash surrender value column in the earlier Policy years, because coverage will not terminate since the illustration assumes payment of the premium required for a five year Guaranteed Minimum Death Benefit.

(6)  Alternative death benefit applies.

                                   UL2001(1)
                               MALE ISSUE AGE 35
                    STANDARD NONSMOKER UNDERWRITING RISK(2)

            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B
                      CURRENT INSURANCE POLICY CHARGES(3)

                                                               TOTAL CASH
                             TOTAL CASH VALUE(4)           SURRENDER VALUE(4)         TOTAL DEATH BENEFIT(4)
            Premiums      Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
           Accumulated    Gross Annual Investment        Gross Annual Investment     Gross Annual Investment
End of        at 5%         Rates of Return of             Rates of Return of           Rates of Return of
Policy      Interest      ------------------------      -----------------------     --------------------------
Year        Per Year       0%        6%        12%       0%       6%        12%       0%        6%       12%
------     -----------    ----      ----      ----      ----     ----      ----     ------    ------    ------
1.......      1050         441       481       522         0(5)     0(5)      0(5)  100000    100000    100000
2.......      2153        1156      1273      1395         0(5)     0(5)      0(5)  100000    100000    100000
3.......      3310        1854      2093      2352       588      827      1086     101854    102093    102352
4.......      4526        2533      2941      3399      1408     1816      2273     102533    102941    103399
5.......      5802        3193      3816      4543      2208     2831      3558     103193    103816    104543
6.......      7142        3834      4721      5796      2990     3877      4952     103834    104721    105796
7.......      8549        4454      5653      7165      3694     4894      6405     104454    105653    107165
8.......     10027        5055      6617      8664      4380     5942      7989     105055    106617    108664
9.......     11578        5637      7612     10306      5046     7021      9715     105637    107612    110306
10......     13207        6199      8639     12106      5693     8133     11599     106199    108639    112106
15......     22657        8741     14396     24298      8656    14312     24214     108741    114396    124298
20......     34719       10422     20818     43524     10422    20818     43524     110422    120818    143524
25......     50113       10605     27272     73446     10605    27272     73446     110605    127272    173446
40......    126840           0(5)  34434    306241         0(5) 34434    306241          0(5) 134434    406241
45......    167685           0(5)  21160    481016         0(5) 21160    481016          0(5) 121160    581016
50......    219815           0(5)      0(5) 751220         0(5)     0(5) 751220          0(5)      0(5) 851220

---------------------------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Illustrations for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, for the minimum death benefit, death benefits under Option B and Option CI, lower death benefits.

(3) The monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anniversary in each of the first 10 Policy years and .05% in subsequent years and the monthly administration charge is $30 per monoth in the first Policy year and $ 6 per month in the second Policy year and later.

(4)  The amounts shown take into account:

 .    deductions from premiums;
 .    the monthly deduction from cash value;
 .    the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .16% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -0.70%, 5.26% and 11.22%, respectively.
The table does not reflect:
 .    Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.
 .    Any Policy loans ar partial withdrawals.
(5) Zero values indicate termination of insurance coverage except for zero values in the cash surrender value column in the earlier Policy years, because coverage will not terminate since the illustration assumes payment of the premium required for a five year Guaranteed Minimum Death Benefit.

                                   UL2001(1)
                               MALE ISSUE AGE 35(2)
                     STANDARD NONSMOKER UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C
                       CURRENT INSURANCE POLICY CHARGES(3)

                                                              TOTAL CASH
                             TOTAL CASH VALUE(4)           SURRENDER VALUE(4)        TOTAL DEATH BENEFIT(4)
             Premiums       Assuming Hypothetical        Assuming Hypothetical       Assuming Hypothetical
            Accumulated    Gross Annual Investment       Gross Annual Investment    Gross Annual Investment
End of         at 5%          Rates of Return of           Rates of Return of          Rates of Return of
Policy       Interest      ------------------------      -----------------------   -------------------------
Year         Per Year        0%        6%       12%        0%       6%      12%        0%       6%       12%
------      ----------     ----      ----      ----      ----     ----     ----    ------   ------    ------
1.......       1050         441       481       522         0(5)     0(5)      0(5) 100000    100000    100000
2.......       2153        1156      1273      1395         0(5)     0(5)      0(5) 100000    100000    100000
3.......       3310        1854      2093      2352       588      827      1086    101854    102093    102352
4.......       4526        2533      2941      3399      1408     1816      2273    102533    102941    103399
5.......       5802        3193      3816      4543      2208     2831      3558    103193    103816    104543
6.......       7142        3834      4721      5796      2990     3877      4952    103834    104721    105796
7.......       8549        4454      5653      7165      3694     4894      6405    104454    105653    107165
8.......      10027        5055      6617      8664      4380     5942      7989    105055    106617    108664
9.......      11578        5637      7612     10306      5046     7021      9715    105637    107612    110306
10......      13207        6199      8639     12106      5693     8133     11599    106199    108639    112106
15......      22657        8741     14396     24298      8656    14312     24214    108741    114396    124298
20......      34719       10422     20818     43524     10422    20818     43524    110422    120818    143524
25......      50113       10605     27272     73446     10605    27272     73446    110605    127272    173446
40......     126840           0(5)  35415    326393         0(5) 35415    326393         0(5) 133096    349241(6)
45......     167685           0(5)  21663    538811         0(5) 21663    538811         0(5) 133096    565751(6)
50......     219815           0(5)      0(5) 879458         0(5)     0(5) 879458         0(5)      0(5) 923430(6)

----------------------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Illustrations for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments, lower cash values and cash surrender values and, therefore, for the minimum death benefit, death benefits under Option B and Option CI, lower death benefits.

(3) The monthly rate for mortality and expense risks is .075% of the cash value in the Separate Account on the monthly anniversary in each of the first 10 Policy years and .05% in subsequent years and the monthly administration charge is $30 per month in the first Policy year and $ 6 per month in the second Policy year and later.

(4)  The amounts shown take into account:

 .    deductions from premiums;
 .    the monthly deduction from cash value;
 .    the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .16% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of:-0.70%, 5.26% and 11.22%, respectively.
The table does not reflect:
 .    Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.
 .    Any Policy loans are partial withdrawals.
(5) Zero values indicate termination of insurance coverage except for zero values in the cash surrender value column in the earlier Policy years, because coverage will not terminate since the illustration assumes payment of the premium required for a five year Guaranteed Minimum Death Benefit.

(6)  Alternative death benefit applies.

                                    ULII(1)
                               MALE ISSUE AGE 35
                     STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                   GUARANTEED COST OF TERM INSURANCE CHARGES

                                                                TOTAL CASH
           Premiums           TOTAL CASH VALUE(3)            SURRENDER VALUE(3)      TOTAL DEATH BENEFIT(3)
          Accumulated      Assuming Hypothetical          Assuming Hypothetical     Assuming Hypothetical
End of       at 5%        Gross Annual Investment        Gross Annual Investment   Gross Annual Investment
Policy     Interest          Rates of Return of              Rates of Return of        Rates of Return of

Year       Per Year        0%       6%        12%         0%       6%        12%       0%        6%        12%
-----     -----------     ----     ----      ----        ----     ----      ----     ------    ------     ------
 1......      1313         474      522       570           0(4)     0(4)      0(4)  100000    100000     100000
 2......      2691        1319     1457      1601         719      857      1001     100000    100000     100000
 3......      4138        2137     2419      2724        1537     1819      2124     100000    100000     100000
 4......      5657        2926     3406      3945        2326     2806      3345     100000    100000     100000
 5......      7252        3684     4418      5274        3184     3918      4774     100000    100000     100000
 6......      8928        4409     5452      6719        3909     4952      6219     100000    100000     100000
 7......     10686        5100     6510      8291        4600     6010      7791     100000    100000     100000
 8......     12533        5754     7589     10001        5354     7189      9601     100000    100000     100000
 9......     14472        6372     8690     11865        5972     8290     11465     100000    100000     100000
10......     16508        6950     9811     13896        6650     9511     13596     100000    100000     100000
15......     23822        9216    15721     27268        9116    15621     27168     100000    100000     100000
20......     43399       10116    21946     48520       10116    21946     48520     100000    100000     100000
25......     62642        8900    27990     83429        8900    27990     83429     100000    100000     111794
40......    158550           0(4) 31784    369921           0(4) 31784    369921          0(4) 100000     395815(5)
45......    209606           0(4) 10283    598266           0(4) 10283    598266          0(4) 100000     628180(5)
50......    274769           0(4)     0(4) 952494           0(4)     0(4) 952494          0(4)      0(4) 1000118(5)

-------------------------------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount of frequency of payments varies.

(2) Illustration for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments. lower cash values and cash surrender values and, therefore, benefits under Option B and Option CI, lower death benefits.

(3) The amounts shown take into account:

 . deductions from premiums;
 . the monthly deduction from cash value;
 . the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .14% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.56%, 4.34% and 10.25%, respectively.

The table does not  reflect:

 . Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

 . Any Policy loans or partial withdrawals.

(4) Zero values indicate termination of insurance coverage, except for zero values in the cash surrender value column in the first Policy year because coverage will not terminate since the illustration assumes payment of the minimum allowable premium.

(5) Alternative death benefit applies.

                                    ULII(1)
                               MALE ISSUE AGE 35
                     STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B
                   GUARANTEED COST OF TERM INSURANCE CHARGES

                                                              TOTAL CASH
                           TOTAL CASH VALUE(3)            SURRENDER VALUE(3)          TOTAL DEATH BENEFIT(3)
           Premiums       Assuming Hypothetical          Assuming Hypothetical        Assuming Hypothetical
          Accumulated    Gross Annual Investment        Gross Annual Investment      Gross Annual Investment
End of       at 5%          Rates of Return of             Rates of Return of          Rates of Return of
Policy     Interest      ------------------------       -----------------------     ------------------------
Year       Per Year       0%        6%        12%        0%       6%        12%        0%        6%       12%
------    -----------    ----      ----      ----       ----     ----      ----     ------    ------    ------
 1......      1313        472       520       568          0(4)     0(4)      0(4)  100472    100520    100568
 2......      2691       1314      1451      1595        114      251       395     101314    101451    101595
 3......      4138       2127      2407      2710       1027     1307      1610     102127    102407    102710
 4......      5657       2907      3384      3919       1907     2384      2919     102907    103384    103919
 5......      7252       3654      4381      5229       2654     3381      4229     103654    104381    105229
 6......      8928       4365      5396      6647       3465     4496      5747     104365    105396    106647
 7......     10686       5038      6428      8183       4238     5628      7383     105038    106428    108183
 8......     12533       5672      7475      9844       4972     6775      9144     105672    107475    109844
 9......     14472       6264      8535     11643       5664     7935     11043     106264    108535    111643
10......     16508       6813      9606     13590       6313     9106     13090     106813    109606    113590
15......     23822       8851     15053     26043       8751    14953     25943     108851    115053    126043
20......     43399       9354     20209     44518       9354    20209     44518     109354    120209    144518
25......     62642       7544     23969     71611       7544    23969     71611     107544    123969    171611
40......    158550          0(4)    809    248457          0(4)   809    248457          0(4) 100809    348457
45......    209606          0(4)      0(4) 359514          0(4)     0(4) 359514          0(4)      0(4) 459514
50......    274769          0(4)      0(4) 511135          0(4)     0(4) 511135          0(4)      0(4) 611135

--------------------------------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount of frequency of payments varies.

(2) Illustration for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments. lower cash values and cash surrender values and, therefore, benefits under Option B and Option CI, lower death benefits.

(3) The amounts shown take into account:

 . deductions from premiums;
 . the monthly deduction from cash value;
 . the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .14% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.56%, 4.34% and 10.25%, respectively.

The table does not  reflect:

 . Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

 . Any Policy loans or partial withdrawals.

(4) Zero values indicate termination of insurance coverage, except for zero values in the cash surrender value column in the first Policy year because coverage will not terminate since the illustration assumes payment of the minimum allowable premium.

                                    ULII(1)
                              MALE ISSUE AGE 35
                   STANDARD NONSMOKER UNDERWRITING RISK(2)
           SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C
                   GUARANTEED COST OF TERM INSURANCE CHARGES

                                                            TOTAL CASH
                            TOTAL CASH VALUE(3)         SURRENDER VALUE(3)       TOTAL DEATH BENEFIT(3)
            Premiums       Assuming Hypothetical      Assuming Hypothetical      Assuming Hypothetical
           Accumulated    Gross Annual Investment    Gross Annual Investment    Gross Annual Investment
End of        at 5%         Rates of Return of         Rates of Return of          Rates of Return of
Policy      Interest      -----------------------    -----------------------    -------------------------
Year        Per Year       0%       6%       12%       0%       6%       12%        0%        6%       12%
------     ----------    ----     ----      ----     ----     ----      ----    ------    ------    ------
 1......      1313        472      520       568        0(4)     0(4)      0(4) 100472    100520    100568
 2......      2691       1314     1451      1595      414      551       695    101314    101451    101595
 3......      4138       2127     2407      2710     1227     1507      1810    102127    102407    102710
 4......      5657       2907     3384      3919     2107     2584      3119    102907    103384    103919
 5......      7252       3654     4381      5229     2854     3581      4429    103654    104381    105229
 6......      8928       4365     5396      6647     3665     4696      5947    104365    105396    106647
 7......     10686       5038     6428      8183     4338     5728      7483    105038    106428    108183
 8......     12533       5672     7475      9844     5072     6875      9244    105672    107475    109844
 9......     14472       6264     8535     11643     5764     8035     11143    106264    108535    111643
10......     16508       6813     9606     13590     6413     9206     13190    106813    109606    113590
15......     23822       8851    15053     26043     8751    14953     25943    108851    115053    126043
20......     43399       9354    20209     44518     9354    20209     44518    109354    120209    144518
25......     62642       7544    23969     71611     7544    23969     71611    107544    123969    171611
40......    158550          0(4)     0(4) 282769        0(4)     0(4) 282769         0(4)      0(4) 302562(5)
45......    209606          0(4)     0(4) 459048        0(4)     0(4) 459048         0(4)      0(4) 482000(5)
50......    274769          0(4)     0(4) 732543        0(4)     0(4) 732543         0(4)      0(4) 769170(5)

--------------------------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount of frequency of payments varies.

(2) Illustration for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments. lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The amounts shown take into account:

 . deductions from premiums;
 . the monthly deduction from cash value;
 . the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .14% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.56%, 4.34% and 10.25%, respectively.

The table does not  reflect:

 . Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

 . Any Policy loans or partial withdrawals.

(4) Zero values indicate termination of insurance coverage, except for zero values in the cash surrender value column in the first Policy year because coverage will not terminate since the illustration assumes payment of the minimum allowable premium.

(5) Alternative death benefit applies.

                                    ULII(1)
                               MALE ISSUE AGE 35
                     STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A
                    CURRENT COST OF TERM INSURANCE CHARGES

                                                             TOTAL CASH
                           TOTAL CASH VALUE(3)           SURRENDER VALUE(3)            TOTAL DEATH BENEFIT(3)
            Premiums      Assuming Hypothetical         Assuming Hypothetical          Assuming Hypothetical
           Accumulated   Gross Annual Investment       Gross Annual Investment        Gross Annual Investment
End of        at 5%         Rates of Return of           Rates of Return of             Rates of Return of
Policy      Interest     -------------------------     ------------------------     --------------------------
Year        Per Year       0%        6%       12%        0%        6%       12%         0%        6%       12%
------     ----------    ----      ----      ----      ----      ----      ----     ------    ------    ------
 1......      1313        598       649       701         0(4)      0(4)      1     100000    100000    100000
 2......      2691       1579      1733      1893       979      1133      1293     100000    100000    100000
 3......      4138       2532      2850      3193      1932      2250      2593     100000    100000    100000
 4......      5657       3472      4017      4628      2872      3417      4028     100000    100000    100000
 5......      7252       4397      5236      6212      3897      4736      5712     100000    100000    100000
 6......      8928       5295      6494      7944      4795      5994      7444     100000    100000    100000
 7......     10686       6179      7809      9857      5679      7309      9357     100000    100000    100000
 8......     12533       7038      9169     11955      6638      8769     11555     100000    100000    100000
 9......     14472       7870     10576     14257      7470     10176     13857     100000    100000    100000
10......     16508       8677     12032     16785      8377     11732     16485     100000    100000    100000
15......     23822      12338     20149     33769     12238     20049     33669     100000    100000    100000
20......     43399      15228     29773     61312     15228     29773     61312     100000    100000    100000
25......     62642      17003     41042    106074     17003     41042    106074     100000    100000    142139
40......    158550       4513     89469    477363      4513     89469    477363     100000    100000    510779(5)
45......    209606          0(4) 115204    774547         0(4) 115204    774547          0(4) 120964    813274(5)
50......    274769          0(4) 145443   1240566         0(4) 145443   1240566          0(4) 152715   1302595(5)

-------------------------------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount of frequency of payments varies.

(2) Illustration for an insured in MetLife's standard smoker underwriting risk classification would show for the same age and premium payments. lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The amounts shown take into account:

 . deductions from premiums;
 . the monthly deduction from cash value;
 . the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .14% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.56%, 4.34% and 10.25%, respectively.

The table does not  reflect:

 . Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

 . Any Policy loans or partial withdrawals.

(4) Zero values indicate termination of insurance coverage, except for zero values in the cash surrender value column in the first Policy year because coverage will not terminate since the illustration assumes payment of the minimum allowable premium.

(5) Alternative death benefit applies.

                                    ULII(1)
                               MALE ISSUE AGE 35
                     STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B
                    CURRENT COST OF TERM INSURANCE CHARGES

                                                            TOTAL CASH
                           TOTAL CASH VALUE(3)          SURRENDER VALUE(3)          TOTAL DEATH BENEFIT(3)
           Premiums       Assuming Hypothetical       Assuming Hypothetical         Assuming Hypothetical
          Accumulated    Gross Annual Investment     Gross Annual Investment       Gross Annual Investment
End of       at 5%          Rates of Return of          Rates of Return of           Rates of Return of
Policy     Interest      -----------------------     -----------------------     ---------------------------
Year       Per Year       0%       6%        12%      0%       6%       12%        0%         6%        12%
------    -----------    ----     ----      ----     ----     ----      ----     ------     ------     ------
 1......      1313        597      648       700        0(4)     0(4)      0(4)  100597     100648     100700
 2......      2691       1577     1730      1890      377      530       690     101577     101730     101890
 3......      4138       2527     2844      3186     1427     1744      2086     102527     102844     103186
 4......      5657       3463     4007      4616     2463     3007      3616     103463     104007     104616
 5......      7252       4384     5220      6192     3384     4220      5192     104384     105220     106192
 6......      8928       5275     6469      7913     4375     5569      7013     105275     106469     107913
 7......     10686       6153     7773      9810     5353     6973      9010     106153     107773     109810
 8......     12533       7002     9119     11887     6302     8419     11187     107002     109119     111887
 9......     14472       7823    10508     14160     7223     9908     13560     107823     110508     114160
10......     16508       8615    11941     16650     8115     1441     16150     108615     111941     116650
15......     23822      12164    19839     33209    12064     9739     33109     112164     119839     133209
20......     43399      14827    28904     59383    14827     8904     59383     114827     128904     159383
25......     62642      16164    38820    100526    16164     8820    100526     116164     138820     200526
40......    158550        272    59733    420741      272     9733    420741     100272     159733     520741
45......    209606          0(4) 48263    656859        0(4)  8263    656859          0(4)  148263     756859
50......    274769          0(4) 11996   1017146        0(4)  1996   1017146          0(4)  111996    1117146

----------------------------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount of frequency of payments varies.

(2) Illustration for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments. lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The amounts shown take into account:

 . deductions from premiums;
 . the monthly deduction from cash value;
 . the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .14% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.56%, 4.34% and 10.25%, respectively.

The table does not  reflect:

 . Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

 . Any Policy loans or partial withdrawals.

(4) Zero values indicate termination of insurance coverage, except for zero values in the cash surrender value column in the first Policy year because coverage will not terminate since the illustration assumes payment of the minimum allowable premium.

(5) Alternative death benefit applies.

                                    ULII(1)
                               MALE ISSUE AGE 35
                     STANDARD NONSMOKER UNDERWRITING RISK(2)
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C
                    CURRENT COST OF TERM INSURANCE CHARGES

                                                              TOTAL CASH
                            TOTAL CASH VALUE(3)           SURRENDER VALUE(3)          TOTAL DEATH BENEFIT(3)
           Premiums        Assuming Hypothetical         Assuming Hypothetical        Assuming Hypothetical
          Accumulated     Gross Annual Investment       Gross Annual Investment     Gross Annual Investment
End of       at 5%          Rates of Return of            Rates of Return of           Rates of Return of
Policy     Interest       ----------------------        ----------------------    ---------------------------
Year       Per Year        0%       6%       12%         0%       6%       12%      0%        6%         12%
------    -----------     ----     ----     ----        ----     ----     ----    ------    ------     ------
 1......      1313         597      648      700           0(4)     0(4)     0(4) 100597    100648     100700
 2......      2691        1577     1730     1890         677      830      990    101577    101730     101890
 3......      4138        2527     2844     3186        1627     1944     2286    102527    102844     103186
 4......      5657        3463     4007     4616        2663     3207     3816    103463    104007     104616
 5......      7252        4384     5220     6192        3584     4420     5392    104384    105220     106192
 6......      8928        5275     6469     7913        4575     5769     7213    105275    106469     107913
 7......     10686        6153     7773     9810        5453     7073     9110    106153    107773     109810
 8......     12533        7002     9119    11887        6402     8519    11287    107002    109119     111887
 9......     14472        7823    10508    14160        7323    10008    13660    107823    110508     114160
10......     16508        8615    11941    16650        8215    11541    16250    108615    111941     116650
15......     23822       12164    19839    33209       12064    19739    33109    112164    119839     133209
20......     43399       14827    28904    59383       14827    28904    59383    114827    128904     159383
25......     62642       16164    38820   100526       16164    38820   100526    116164    138820     200526
40......    158550           0(4) 62605   440815           0(4) 62605   440815         0(4) 149226     471673(5)
45......    209606           0(4) 55590   715811           0(4) 55590   715811         0(4) 149226     751602(5)
50......    274769           0(4) 16336  1147047           0(4) 16336  1147047         0(4) 149226    1204399(5)

----------------------------------------
(1) Assumes annual planned premium payments of $1,250 paid in full at beginning of each Policy year. The values would vary from those shown if the amount of frequency of payments varies.

(2) Illustration for an insured in MetLife's standard smoker underwriting risk classification would show, for the same age and premium payments. lower cash values and cash surrender values and, therefore, under Option B and Option CI, lower death benefits.

(3) The amounts shown take into account:

 . deductions from premiums;
 . the monthly deduction from cash value;
 . the daily charge to the Fund for investment management services equivalent to an annual rate of .54% of the average daily value of the aggregate net assets of the Fund and .14% for other direct Fund expenses (which represent the simple average of the management fees and direct expenses (including the applicable expense reimbursements), respectively, indicated in the chart under "Fund Investment Management Fees and Direct Expenses" chart in the prospectus). If these fees and expenses were taken into account, the gross annual investment rates of return of 0%, 6% and 12% correspond to actual (or net) annual rates of: -1.56%, 4.34% and 10.25%, respectively.

The table does not  reflect:

 . Any charges for income taxes against the Separate Account because no such charges are currently made. If any such charges were made, the rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

 . Any Policy loans or partial withdrawals.

(4) Zero values indicate termination of insurance coverage, except for zero values in the cash surrender value column in the first Policy year because coverage will not terminate since the illustration assumes payment of the minimum allowable premium.

(5) Alternative death benefit applies.